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                      NEW ENGLAND LIFE INSURANCE COMPANY
                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                        ENTERPRISE EXECUTIVE ADVANTAGE

                      SUPPLEMENT DATED JANUARY 9, 2008 TO
                        PROSPECTUS DATED APRIL 30, 2007

The following information replaces the second paragraph under DISTRIBUTION OF THE POLICIES in the April 30, 2007 prospectus for the Enterprise Executive Advantage variable life insurance policy.

Distributor's sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payments received are equal to part or all of the gross dealer concession amounts described below. The percentage the sales representative receives is determined by a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which Distributor's sales representatives are entitled, these sales representatives have an incentive to favor sale of the Policy over similar products issued by non-affiliates.

Distributor's sales representatives receive payments for sales of the Policy under one of three gross dealer concession schedules. For Policies issued with the Enhanced Surrender Value (ESV) rider, the gross dealer concession amount in the first Policy year is 18% of premiums paid up to the Commissionable Target Premium, and 3.75% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 6, the gross dealer concession amount is 10.75% of premiums paid up to the Commissionable Target Premium, and 1.75% of premiums paid in excess of the Commissionable Target Premium. In Policy years 7 and thereafter, the gross dealer concession amount is 1.0% of premiums paid up to the Commissionable Target Premium and 0.75% of premiums paid in excess of the Commissionable Target Premium. (The Commissionable Target Premium is the Target Premium, as defined in the Glossary, plus the Target Premium associated with any riders added to the Policy.) In addition, in Policy years 7 through 20, the sales representative is entitled to a percentage of a gross dealer concession amount of 0.25% of the Policy's cash value.

If the Policy is issued without the ESV rider, the sales representative can select from two alternative gross dealer concession schedules. Under the first of these schedules, the gross dealer concession amount in the first Policy year is 28% of premiums paid up to the Commissionable Target Premium, and 3.75% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 9.0% of premiums paid up to the Commissionable Target Premium, and 1.75% of premiums paid in excess of the Commissionable Target

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Premium. In Policy years 11 through 20, the gross dealer concession amount is
4.5% of premiums paid up to the Commissionable Target Premium, and 1.75% of premiums paid in excess of the Commissionable Target Premium, and in Policy year 21 and thereafter, the gross dealer concession amount is 1.00% of premiums paid up to the Commissionable Target Premium, and 0.75% of premiums paid in excess of the Commissionable Target Premium.

Under the second alternative gross dealer concession schedule, the gross dealer concession amount in the first Policy year is 26.25% of premiums paid up to the Commissionable Target Premium, and 3.75% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 6, the gross dealer concession amount is 9.0% of premiums paid up to the Commissionable Target Premium, and 1.75% of premiums paid in excess of the Commissionable Target Premium. In Policy years 7 through 10, the gross dealer concession amount is 7.0% of premiums paid up to the Commissionable Target Premium, and 1.75% of premiums paid in excess of the Commissionable Target Premium. In Policy years 11 and thereafter, the gross dealer concession amount is 1.0% of premiums paid up to the Commissionable Target Premium, and 0.75% of premiums paid in excess of the Commissionable Target Premium. In addition, in Policy years 6 through 20, the sales representative is entitled to a percentage of a gross dealer concession amount of 0.20% of the Policy's cash value.